October 8, 2007

Securities and Exchange Commission

Division of Corporation finance

Mail Stop 7010

100 F Street, N.E.

Washington, D.C. 20549

Attention: Jennifer Hardy, Branch Chief

Re:	Clayton Acquisition Corporation
Amendment No. 2 to Registration Statement on
Form S-4 Filed on September 11, 2007
File No. 333-142822

Dear Ms. Hardy:

On behalf of Clayton Acquisition Corporation (the “Company”) and Wheeling-Pittsburgh Corporation (“Wheeling-Pittsburgh”), we are providing the following response to the Staff’s letter of comment dated September 25, 2007, with respect to the Company’s Amendment No. 2 to the Registration Statement on Form S-4 filed on September 11, 2007 (the “Registration Statement”).

General

1.	We have reviewed your response to comment 23 in our letter dated August 30, 2007. Please note that you must file an amended Form 10-Q for the periods ended March 31, 2007 and June 30, 2007 before this registration statement can be declared effective.

Wheeling-Pittsburgh will file amendments to its Form 10-Q for the periods ended March 31, 2007 and June 30, 2007 on October 9, 2007.

2.	Please file the legal opinion required by Item 601(b)(5) of Regulation S-K.

The Company has filed the opinion of McGuireWoods LLP as Exhibit 5.1 of Amendment No. 3 to the Registration Statement as required by Item 601(b)(5) of Regulation S-K.

3.	We have reviewed your response to comment 1 in our letter dated June 7, 2007. Please advise us whether security holders, when given the opportunity to exercise the put right are making an investment decision that is subject to Rule 13e-4, Regulation 14E and Section 14E. See Exchange Act Release No. 14699 (April 24, 1978), Interpretation Concerning the Application of Tender Offer Provisions to Certain Cash Option Mergers.

We believe that the opportunity to exercise the put right does not entail an investment decision that is subject to Rule 13e-4, Regulation 14E and Section 14E. We believe Exchange Act Registration

Requirements to Certain Tender Offers and the Application of Release No. 14699 (April 24, 1978), Interpretation Concerning the Application of Tender Offer Provisions to Certain Cash Option Mergers (the “Release”) supports this conclusion and the analysis in our prior letter dated June 7, 2007.

The applicable issue in the Release involved the relationship between the tender offer rules and cash election mergers. In the factual situation termed “Situation B” in the Release, a cash election merger was being presented for a shareholder vote. The cash election option in that transaction could be exercised by the shareholders during the time between the notice for the meeting and the vote on the merger.

The Release states that when a statutory merger contains this type of cash option feature, the Division of Corporation Finance will not take the position that a tender offer is involved or require the filing of a Schedule 14D. The Release goes on to state that:

This position is predicated, in part, on the Division’s view that the shareholder’s election to receive cash or securities of the acquiring company as consideration for the shares to be surrendered is part of the shareholder’s investment decision to vote for or against the merger proposed, since the election occurs during the same time period that the shareholder votes on the merger proposal.

The Put Rights must be elected and may be exercised during the time period in which a shareholder can vote on the transaction, as was the case in the Release. In addition, elections of the Put Rights can be revoked up until the time of the shareholder meeting and the exercise of the Put Rights can be withdrawn prior to the end of the exercise period, just as cash elections in the Release could be withdrawn. The Put Rights are paid pro rata if oversubscribed, as was the case in the Release.

So, on all major points, the facts in the Release strongly support the view that the Put Rights do not involve a tender offer.

The factual distinction between the cash election feature described in the Release and the Put Rights here, is that a shareholder who elects to exercise Put Rights can do so for 10 days after the closing of the transaction. However, we do not believe that this difference should impact the result.

First, the Put Rights are an integral part of the investment decision by a Wheeling-Pittsburgh shareholder in connection with the combination between Esmark and Wheeling-Pittsburgh. The Put Rights are not a discrete or separate transaction and only have meaning in the context of the combination.

The integral nature of the Put Rights to the combination is supported by the following facts.

-	The Put Rights are not transferable.
-	They are specifically provided for in the combination agreement.
-	Put Rights would not be issued in the absence of this transaction.

The Put Rights were specifically bargained for in connection with the negotiation of the agreement for the transaction. The timing of the Put Rights, with the ability to exercise for a 10-day period after closing, was a feature that was included in the transaction to address issues raised by the Special Committee of the Board of Wheeling-Pittsburgh.

Thus, it is clear that this feature is an integral part of the combination transaction.

Second, the exercise, or failure to exercise, the Put Right, is part of the Wheeling-Pittsburgh shareholder’s investment decision with respect to the combination. A decision by the Wheeling-

Pittsburgh shareholder to exercise Put Rights is a decision to liquidate her investment in the combined company at a fixed price and is a corollary of such shareholder’s decision to elect the option of receiving Put Rights in the combination. The fact that Put electing shareholders are given the flexibility to exercise their Put Rights for a 10-day period after the closing of the transaction does not alter the nature of this decision in any way. Further, only Wheeling-Pittsburgh shareholders who have made a valid election to receive Put Rights are able to exercise such Put Rights.

Third, there is a business reason directly related to the structure of this merger for having the exercise period of the Put Rights exist for 10-days after the closing. The mergers here will combine Wheeling-Pittsburgh, a publicly held company, and Esmark, a private company. These companies are involved in different aspects of the steel business, production and service center operation. The stock prices for companies in these areas of operation are somewhat volatile. As a result, the Put Rights are structured to give Wheeling-Pittsburgh shareholders the right to elect to cash out for a very brief period after the closing, as well as during the period of vote.

In other words, the Put Right feature is not designed to obtain the Wheeling-Pittsburgh shares (as would be the case in a typical tender offer) but instead to provide Wheeling-Pittsburgh stockholders an additional option in the context of a statutory merger.

Fourth, the additional timing for exercising the Put Rights does not alter its essential character as an element of a merger, as opposed to a tender. The fundamental reason for the Staff’s position in the Release is clearly involved here, a clear, direct and essential connection to the combination transaction. The 10-day period for exercisability beyond the closing should not in any way alter the application of the Release to these facts.

Fifth, as is clear from the Release and our prior letter the transaction as structured does not present the potential for the types of abuses that the tender rules were designed to address. The Put Rights clearly do not constitute a tender offer under the well recognized analytical test used by the Staff and the Courts to determine whether a tender offer is present. In addition, as discussed in our prior letter, the application of Tender Offer Rules is unnecessary here. This view is strongly supported by the analysis in the Release, the text of the Release itself and the policy considerations mentioned in footnote 14 of the Release.

Finally, the Staff has specifically permitted the cash election feature and the vote on the underlying merger transaction to be separated by a much longer time period then is involved here without the application of the tender rules. See Entergy Corporation and Gulf States Utilities Company, November 3, 1992 in which a period of a year could elapse between the shareholder vote and the cash election. See also the other letters cited in this Entergy letter.

Accordingly, we believe that a Put Right in the context of this transaction is not a tender offer, and that the exercise of Put Rights in this situation does not implicate the Tender Offer rules and that these conclusions are consistent with the Release and the Staff positions taken after the Release.

Material U.S. Federal Income Tax Consequences of the Combination. page 90

4.	Since you are filing short form tax opinions and the prospectus disclosure is the opinions, each tax counsel must state clearly that the discussion in the tax consequences section “is” counsel’s opinion. It is not acceptable to state that the discussion is an accurate description of the tax consequences. Please revise throughout the filing and in both tax opinions.

The Company has complied with the staff’s comments by revising the disclosures accordingly on pages 11, 19, 20 and 91. The opinion of McGuireWoods LLP and Buchanan Ingersoll & Rooney,

PC., as to certain tax matters, filed as Exhibits 8.1 and 8.2 respectively, were also revised in accordance with the staff’s comments.

5.	We note your response to comment 12 in our letter dated August 30, 2007. Since counsel cannot provide a firm conclusion on the tax consequences, please briefly disclose in plain English in the Summary and the Risk Factors sections the possible outcomes and risks to stockholders of that tax consequence. We would not object if you provided a cross-reference to the Tax Consequences section rather than repeating this information.

The Company has complied with the staff’s comments by revising the disclosures accordingly on pages 11 and 28.

Unaudited Pro Forma Condensed Consolidated Financial Statements, page 120

Note 1. Description of Transaction and Basis of Presentation, page 124

6.	We have reviewed your response to comment 16 in our letter dated August 30, 2007 and have the following additional comments regarding your analysis of paragraph 17 of SFAS 141:

•	Please tell us which entity is larger on a fair value basis.

•

Please note that to the extent there are some shareholders who hold interests in both Esmark and Wheeling-Pittsburgh, you should consider the origin of these shares in calculating the percentage of shares that will be owned by former Esmark and Wheeling-Pittsburgh shareholders subsequent to the merger. For example, it appears that the FMA shareholders will receive shares as a result of their investment in both Esmark and Wheeling Pittsburgh. However, you have attributed all of the FMA shares to Esmark instead of considering their investment in Wheeling-Pittsburgh.

•

To the extent that Wheeling-Pittsburgh has debt that is required or is assumed to convert into shares of common stock prior to the merger, the relevant common stock shares should be included in Wheeling-Pittsburgh ownership percentage calculation you have included in Exhibit I.

•	The shares that the FMA shareholders will receive as a result of an additional new investment under the standby agreement should not be included in the calculation of the Esmark ownership percentage.

•

The purchase rights that Wheeling-Pittsburgh shareholders will receive result from their current investment in Wheeling-Pittsburgh. As a result, these shares should be included in the calculation of the Wheeling-Pittsburgh ownership percentage.

•	Please tell us if there are any special voting arrangements.

•	Please provide us with your analysis that considers the voting rights on a fully diluted basis and therefore includes the impact of vested options, warrants and other convertible securities.

•

Please provide us with a more comprehensive explanation regarding why you view the FMA shareholders as one minority shareholder. It appears that these shares are held in various funds managed by Franklin.

•

Tell us how you considered the significant percentage of shares that could be held by Stockholder No. 1 and Stockholder No. 2 of Wheeling-Pittsburgh if they elect and are able to fully exercise their purchase rights.

•	It appears that two of the directors of Wheeling-Pittsburgh are union designees. Please tell us if the union has the right to retain two directors.

•	Notwithstanding the rights of the union, it appears that directors are elected annually and that there are no agreements which specify legal rights to appoint directors. As a result, it appears that if the Wheeling-Pittsburgh shareholders are in a majority position at the time of the next election, they could replace the current Board of Directors.

•

It appears that the employment agreements of James Bouchard, Craig Bouchard and Thomas Modrowski terminate 30 days after the merger. As a result, if the Wheeling-Pittsburgh shareholders obtain control and replace the Board, they could replace these employees.

Wheeling-Pittsburgh separately filed correspondence dated October 3, 2007 in response to the Staff’s comment No. 6. The Company has complied with the Staff’s letter of comment dated October 5, 2007 by including additional disclosure regarding why the Company and Wheeling-Pittsburgh believe that Esmark will be treated as the accounting acquirer even if Wheeling-Pittsburgh stockholders were to obtain a majority of the New Esmark shares.

Thank you very much for your prompt attention to this response. If you or any other members of the Staff have any further questions or comments concerning these responses, please telephone the undersigned at 202-851-1716 or Scott E. Westwood at 412-667-7989.

Sincerely,

/s/ David H. Pankey

David H. Pankey